UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: February 10, 2022
_____________________
loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
_____________________

Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
26642 Towne Centre Drive
Foothill Ranch, California 92610
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

1.01 Entry into a Material Definitive Agreement.

Amendment to Base Indenture and Series 2020-VFI Indenture Supplement with JPMorgan Chase Bank, N.A

On February 14, 2022, loanDepot.com, LLC, a Delaware limited liability company and an indirect subsidiary of loanDepot, Inc. (the “Company”), as servicer and administrator, and loanDepot Agency Advance Receivables Trust, a wholly-owned subsidiary of the Company (the “Advance Receivables Trust”), as issuer, entered into Amendment No. 2 to the Base Indenture (“Base Indenture Amendment”) and Amendment No. 3 to Series 2020-VF1 Indenture Supplement (“Indenture Supplement Amendment” and together with the Base Indenture Amendment, the “Amendments”), each dated as of September 24, 2020 (each as amended, restated, supplemented, or otherwise modified from time to time), with Citibank, N.A., as indenture trustee, calculation agent, paying agent, custodian and securities intermediary, and JPMorgan Chase Bank, N.A., as administrative agent pursuant to which the Advance Receivables Trust issued the 2020-VF1 Variable Funding Notes for the financing of servicing advance receivables with respect to residential mortgage loans serviced by the Company on behalf of Fannie Mae and Freddie Mac. The primary purposes of the Amendments are to (a) amend the definitions of Affiliate and Permitted Holders and (b) change definitions related to the Benchmark, including replacing LIBOR with SOFR for interest rate calculations.

The foregoing description of the Amendments does not purport to be complete and is subject to, and qualified in its entirety, by reference to the full text of the Amendments, attached to this report as Exhibit 10.1.

GMSR 2017-MBSADV1 VFN, 2017-VF1 VFN, 2021-SAVF1 VFN and 2021-PIAVF1 VFN Amendments

In August 2017, the Company entered into a participation agreement (the “Participation Agreement”) pursuant to which the Company, as initial participant, was issued participation certificates representing beneficial interests in excess spread and advance reimbursement amounts (the “Excess Spread PC”) relating to Ginnie Mae mortgage servicing rights (the “GNMA MSRs”) owned by the Company.

The Company entered into a master repurchase agreement (the “PC Repurchase Agreement”) with one of its wholly-owned subsidiaries, loanDepot GMSR Master Trust (“GMSR Trust”), in August 2017 to finance the GNMA MSRs pursuant to the terms of a base indenture (the “GNMA MSR Indenture”). The Company pledged the Excess Spread PC and the GNMA MSRs to the GMSR Trust. On February 10, 2022, the Company entered into an amendment and restatement of the acknowledgment agreement with Ginnie Mae whereby the GMSR Trust may, from time to time pursuant to the terms of any supplemental indenture, issue to institutional investors variable funding notes or one or more series of term notes, in each case secured by participation certificates relating to the GNMA MSRs, MBS Advance Reimbursement Amounts and Servicing Advance Reimbursement Amounts held by the GMSR Trust.

In August 2017, the Company, through the GMSR Trust, issued a variable funding note (the “2017-MBSADV1 VFN”) to Credit Suisse First Boston Mortgage Capital LLC, as administrative agent on behalf of Credit Suisse AG, Cayman Islands Branch as purchaser under the Note Purchase Agreement, dated as of August 11, 2017. On February 10, 2022, the Company entered into an amendment to amend certain terms of the 2017-MBSADV1 VFN for the purpose of updating the interest rate and related Benchmark provisions.

In August 2017, the Company, through the GMSR Trust, issued a variable funding note (the “2017-VF1 VFN”) which was sold under a Master Repurchase Agreement (the “2017-VF1 Repurchase Agreement”) to Credit Suisse AG, Cayman Islands Branch (“CSCIB”), as buyer, in the initial amount of $65.0 million. The maximum amount of the 2017-VF1 VFN is $150.0 million. On November 15, 2021, the Company entered into certain agreements to amend and restate certain terms of the 2017-VF1 VFN, including extending the maturity date to November 15, 2022. On February 10, 2022, the Company entered into an amendment to amend certain terms of the 2017-VF1 VFN for the purpose of updating the interest rate and related Benchmark provisions. The 2017-VF1 VFN is secured by GNMA MSRs and bears interest equal to the greater of Adjusted Daily Simple SOFR or the agreed upon interest rate floor, plus a margin per annum. As of January 31, 2022, there was $69.4 million in 2017-VF1 VFN outstanding. Under this facility, the Company is required to satisfy certain financial covenants. As of January 31, 2022, the Company was in compliance with all such covenants.

On November 15, 2021, the Participation Agreement was amended and restated pursuant to which the Excess Spread PC was amended to reflect a participation interest in only the portfolio excess spread and entitle the holder to receive collections solely with respect to the portfolio excess spread, and the Company created a separate participation interest in the advance reimbursement amounts that entitle the holder to receive collections with respect to such advance reimbursement amounts (the “P&I Advance PC”), and a separate participation interest in the servicing advance reimbursement amounts that entitle the holder to receive collections with respect to such servicing advance reimbursement amounts (the “Servicing Advance PC”). On November 15, 2021, the PC Repurchase Agreement was amended and restated and pursuant thereto, the Servicing
Advance PC and the P&I Advance PC, together with the Excess Spread PC were sold to the GMSR Trust. On February 10, 2022, the PC Repurchase Agreement was amended for the purpose of correcting the definitions of “Parthenon Investors” and “Required Payment.”

On November 15, 2021, the GMSR MSR Indenture was also amended and restated for the purpose of adding the pledges of the new participation certificates and issuing two new series of variable funding notes. On February 10, 2022, the Company entered into an amendment to the GMSR MSR Indenture for the purpose of updating certain provisions for the benefit of the noteholders.

On November 15, 2021, the Series 2021-PIAVF1 Note (“2021-PIAVF1 VFN”) was issued to the Company. On February 10, 2022, the Company entered into an amendment to amend certain terms of the 2021-PIAVF1 VFN for the purpose of updating the interest rate and related Benchmark provisions, and the 2021-PIAVF1 VFN was sold under a Master Repurchase Agreement (the “2021-PIAVF1 Repurchase Agreement”) to CSCIB, as buyer, with a maximum amount of $150.0 million. The 2021-PIAVF1 VFN is secured by principal and interest advance reimbursement amounts and bears interest equal to the greater of Adjusted Daily Simple SOFR or the agreed upon interest rate floor, plus a margin per annum. As of February 10, 2022, there was $0 in 2021-PIAVF1 VFN outstanding. Under this facility, the Company is required to satisfy certain financial covenants. As of February 10, 2022, the Company was in compliance with all such covenants.

On November 15, 2021, the Series 2021-SAVF1 Note (“2021-SAVF1 VFN”) was issued to the Company and was sold under a Master Repurchase Agreement (the “2021-SAVF1 Repurchase Agreement”) to CSCIB, as buyer, with a maximum amount of $150.0 million. On February 10, 2022, the Company entered into an amendment to amend certain terms of the 2021-SAVF1 VFN for the purpose of updating the interest rate and related Benchmark provisions. The 2021-SAVF1 VFN is secured by servicing advance reimbursement amounts and bears interest equal to the greater of Adjusted Daily Simple SOFR or the agreed upon interest rate floor, plus a margin per annum. As of February 10, 2022, there was $0 in 2021-SAVF1 VFN outstanding. Under this facility, the Company is required to satisfy certain financial covenants. As of February 10, 2022, the Company was in compliance with all such covenants.

Term Notes

In October 2018, the GMSR MSR Indenture was amended and restated for the purpose of issuing the Series 2018-GT1 Term Notes (“Term Notes”). The Term Notes accrue interest at 30-day LIBOR, or other alternative base rate such as SOFR, plus a margin per annum and mature in October 2023 or, if extended pursuant to the terms of the related indenture supplement, October 2025 (unless earlier redeemed in accordance with their terms). As of January 31, 2022, there was $200.0 million in Term Notes outstanding. Under this facility, the Company is required to satisfy certain financial covenants. As of January 31, 2022, the Company was in compliance with all such covenants.

The foregoing description of the GMSR MSR Program does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the principal program documents, which are attached to this report as Exhibits 10.2 through 10.7.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated in this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description
10.1
Amendment No. 2 to Base Indenture and Amendment No. 3 to Series 2020-VF1 Indenture Supplement, dated as of February 14, 2022, by and among loanDepot Agency Advance Receivables Trust, as issuer, Citibank, N.A., as indenture trustee, calculation agent, paying agent, custodian and securities intermediary, loanDepot.com, LLC, as servicer and administrator, JPMorgan Chase Bank, N.A., as administrative agent, and consented to by JPMorgan Chase Bank, N.A., as noteholder of the Series 2020-VF1 Variable Funding Notes.

10.2
Amendment No. 1 to the Second Amended and Restated Master Repurchase Agreement dated as of February 10, 2022, by and among loanDepot GMSR Master Trust, as buyer, loanDepot.com, LLC, as seller, and consented to by Citibank, N.A., as indenture trustee, Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, and Credit Suisse AG, Cayman Islands Branch, as noteholder of the Outstanding VFNs.

10.3
Amendment No.1 to the Second Amended and Restated Base Indenture dated as of February 10, 2022, by and among loanDepot GMSR Master Trust, as issuer, Citibank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, loanDepot.com, LLC, as servicer and administrator, and Credit Suisse First Boston Mortgage Capital LLC, as administrative agent.

10.4
Omnibus Amendment No. 1 to Repurchase Agreements, dated as of February 10, 2022, among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, Credit Suisse AG, Cayman Islands Branch, as buyer, and loanDepot.com, LLC, as seller, with respect to the Amended and Restated Master Repurchase Agreement, dated as of November 15, 2021 relating to the loanDepot GMSR Master Trust MSR Collateralized Notes, Series 2017-VF1 and the Master Repurchase Agreement, dated as of November 15, 2021 relating to the loanDepot GMSR Master Trust MSR Collateralized Notes, Series 2021-SAVF1.

10.5
Omnibus Amendment No. 1 to Indenture Supplements, dated as of February 10, 2022, by and among loanDepot GMSR Master Trust, as issuer, Citibank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary, loanDepot.com, LLC, as servicer and administrator, Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, and Credit Suisse AG, Cayman Islands Branch, as noteholder of the Outstanding VFNs, with respect to the Amended and Restated Series 2017-VF1 Indenture Supplement, dated as of November 15, 2021, the Series 2021-PIAVF1 Indenture Supplement, dated as of November 15, 2021, the Series 2021-SAVF1 Indenture Supplement, dated as of November 15, 2021, and the Series 2017-MBSADV1 Indenture Supplement, dated as of August 11, 2017.

10.6
Master Repurchase Agreement, dated as of February 10, 2022, by and among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, Credit Suisse AG, Cayman Islands Branch, as buyer, and loanDepot.com, LLC, as seller, with respect to loanDepot GMSR Master Trust MSR Collateralized Notes, Series 2021-PIAVF1.

10.7	Second Amended and Restated GMSR Participation Agreement, dated as of November 15, 2021, by and between loanDepot.com, LLC, as the Company, and loanDepot.com, LLC, as the Initial Participant.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2022

loanDepot, Inc.

By:	/s/ Patrick Flanagan
Name:	Patrick Flanagan
Title:	Chief Financial Officer